UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 21, 2003
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                                 NVE Corporation
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             (Exact name of registrant as specified in its charter)

         Minnesota                     000-12196                 41-1424202
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


11409 Valley View Road, Eden Prairie, Minnesota                        55344
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    (Address of principal executive offices)                         (Zip Code)

Issuer's telephone number, including area code  (952) 829-9217
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        (Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition
       Furnished as Exhibit 99 is a press release of NVE Corporation reporting results for the quarter ended September 30, 2003.


                                 INDEX TO EXHIBITS

   Exhibit                           Description
   -------                           -----------
     99           Press release of NVE Corporation dated October 21, 2003
                 reporting results for the quarter ended September 30, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NVE CORPORATION
                                            (Registrant)

Date  October 21, 2003                     /s/ Daniel A. Baker
                                           -------------------
                                           By: Daniel A. Baker
                                           President and Chief Executive Officer